UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A #4
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 30, 2010

                            Amended on May 11, 2011


                           GULFSTAR ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                 3410 Embassy Drive, West Palm Beach, FL, 33401
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 820-1632
                                 --------------
               Registrant's telephone number, including area code

Bedrock Energy, Inc. 8950 Scenic Pine Drive, Ste 100, Parker, CO 80134 (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                                Explanatory Note

Gulfstar Energy Corporation is filing this Amendment No. 4 to its Current Report on Form 8-K/A that was filed with the Securities and Exchange Commission on August 5, 2010. This Amendment is filed for the purpose of amending Section 9,
Item 9.01(a) to include signed audit reports and to provide our Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2010 and Statement of Operations for the Three Months Ended March 31, 2010.

This Amendment does not reflect events occurring after the Original Filing except as noted above. Except for the foregoing amended information, this Form 8-K/A#4 continues to speak as of the date of the Original Filing and the Company has not otherwise updated disclosures contained therein or herein to reflect events that occurred at a later date.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The following is a complete list of financial statements filed as part of this Report.

              Talon Energy Corporation

                  Audited Financial Statements for the Year Ended December 31, 2009 and the for the Period July 14, 2008 (Inception) to December 31, 2008.

              Gulfstar Energy Group, LLC

                  Audited Financial Statements for the Years Ended December 31, 2009 and 2008.

(b) Pro Forma Financial Information. The following is a complete list of the pro forma financial statements filed as a part of this Report.

     Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2010.

     Unaudited Pro Form Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010.

                            TALON ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                          AUDITED FINANCIAL STATEMENTS

        For the period July 14, 2008 (date of inception) to December 31,
                 2008 and for the year ended December 31, 2009

TALON ENERGY CORPORATION
(A DEVELOPMENT STAGE COMPANY)



TABLE OF CONTENTS




                                                                 Page

Report of Independent Auditors                                     1

Financial Statements
     Balance Sheets                                                2
     Statements of Stockholders' Equity                            3
     Statements of Operations                                      4
     Statements of Cash Flows                                      5
     Notes to Financial Statements                                 6

UHY LLP
CERTIFIED PUBLIC ACCOUNTANTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Stockholders
Talon Energy Corporation

         We have audited the accompanying balances sheets and statements of stockholders' equity of Talon Energy Corporation as of December 31, 2009 and 2008, and the related statements of operations and cash flows for the period July 14, 2008 (date of inception) to December 31, 2008, for the year ended December 31, 2009 and for the period July 14, 2008 (date of inception) to December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Talon Energy Corporation as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the period July 14, 2008 (date of inception) to December 31, 2008, for the year ended December 31, 2009 and for the period July 14, 2008 (date of inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.


/s/ UHY LLP

Sterling Heights, Michigan
April 27, 2010




TALON ENERGY CORPORATION
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS


                                                                              December 31,
                                                                   ---------------------------------------

                                                                         2009                 2008
                                                                   ------------------  -------------------
ASSETS

CURRENT ASSETS
Cash                                                                      $  102,422           $  313,918
Deferred tax benefit                                                         203,600               22,100
                                                                   ------------------  -------------------
Total current assets                                                         306,022              336,018
                                                                   ==================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued expenses                                                              65,081                    -
Accrued payroll                                                              213,623               61,653
                                                                   ------------------  -------------------
Total current liabilities                                                    278,704               61,653

STOCKHOLDERS' EQUITY                                                          27,318              274,365
                                                                   ------------------  -------------------
                                                                    $        306,022       $      336,018
                                                                   ==================  ===================




TALON ENERGY CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS



                                                                        Period                     Period
                                                                    July 14, 2008              July 14, 2008
                                                                 (date of inception)        (date of inception)
                                           Year ended                     to                         to
                                       December 31, 2009          December 31, 2008          December 31, 2009
                                    -------------------------  -------------------------  -------------------------

Operating revenue                                        $ -                        $ -                        $ -

General and
administrative expenses                              556,949                     64,935                    621,884
                                    -------------------------  -------------------------  -------------------------

                                                    (556,949)                   (64,935)                  (621,884)
                                    -------------------------  -------------------------  -------------------------

Other income
Interest income                                          185                          -                        185
Dividend income                                          225                          -                        225
                                    -------------------------  -------------------------  -------------------------

Total other income                                       410                          -                        410
                                    -------------------------  -------------------------  -------------------------

Income before
income taxes                                        (556,539)                    (64,935)                 (621,474)

Deferred income taxes                               (181,500)                    (22,100)                 (203,600)
                                    -------------------------  -------------------------  -------------------------

Net loss                            $               (375,039)              $     (42,835)             $   (417,874)
                                    =========================  =========================  =========================





TALON ENERGY CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF STOCKHOLDERS' EQUITY



                                                                                       Period
                                                                                   July 14, 2008
                                                                                (date of inception)
                                                         Year ended                      to
                                                      December 31, 2009          December 31, 2008
                                                  --------------------------  -------------------------
COMMON STOCK

Balance, beginning                                              $        41                 $        -

Issuance of common stock                                              1,239                         41
                                                  --------------------------  -------------------------

Balance, ending                                                       1,280                         41
                                                  --------------------------  -------------------------

ADDITIONAL PAID-IN CAPITAL

Balance, beginning                                                  317,159                          -

Issuance of common stock                                            126,753                    317,159
                                                  --------------------------  -------------------------

Balance, ending                                                     443,912                    317,159
                                                  --------------------------  -------------------------

DEFICIT ACCUMULATED DURING
DEVELOPMENT STAGE

Balance, beginning                                                  (42,835)                         -

Net loss                                                           (375,039)                   (42,835)
                                                  --------------------------  -------------------------

Balance, ending                                                    (417,874)                   (42,835)
                                                  --------------------------  -------------------------

                                                               $     27,318              $     274,365
                                                  ==========================  =========================




TALON ENERGY CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS



                                                                                Period                     Period
                                                                            July 14, 2008              July 14, 2008
                                                                         (date of inception)        (date of inception)
                                                  Year ended                      to                         to
                                               December 31, 2009          December 31, 2008          December 31, 2009
                                           --------------------------  -------------------------  -------------------------
OPERATING ACTIVITIES
Net loss                                   $                (375,039)               $   (42,835)             $    (417,874)
Adjustments to reconcile
 net loss to net cash
 from operating activities:
Deferred income taxes                                       (181,500)                   (22,100)                  (203,600)
Web design services
exchanged for stock                                           16,000                          -                     16,000
Changes in:
Accrued expenses                                              65,081                          -                     65,081
Accrued payroll                                              151,970                     61,653                    213,623
                                           --------------------------  -------------------------  -------------------------

Net cash used
in operating activities                                     (323,488)                    (3,282)                  (326,770)

FINANCING ACTIVITIES
Net proceeds from the
issuance of common stock                                     111,992                    317,200                    429,192
                                           --------------------------  -------------------------  -------------------------

NET CHANGE IN CASH                                          (211,496)                   313,918                    102,422

CASH, Beginning                                              313,918                          -                          -
                                           --------------------------  -------------------------  -------------------------

CASH, Ending                               $                 102,422                $   313,918                    102,422
                                           ==========================  =========================  =========================


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Company Operations

Talon Energy Corporation is a C-corporation, which was incorporated on July 14, 2008, in the state of Florida. The Company is engaged in oil and gas exploration, development drilling, and oil and gas production. The Company's operations are focused in western Kentucky.

Development Stage Company

As of December 31, 2009, the Company has yet to generate operating revenue. Current operations are devoted to attracting new investors and incurring expenses for gas exploration and general business administration. The Company therefore is considered a development stage company under generally accepted accounting principles. Accordingly, cumulative amounts from the Company's inception through December 31, 2009, are shown on the statements of operations and cash flows.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Income Taxes

Income tax expense includes federal deferred taxes arising from temporary differences between income for financial reporting and income tax purposes.

Income taxes are provided at the applicable rates on the basis of items included in the determination of income for income tax purposes. The Company's effective income tax rate may be different than what would be expected if the Federal statutory rate was applied to income from continuing operations primarily because of expenses included in financial reporting income that are not deductible for income tax purposes. The significant permanent difference is meals and entertainment expense.

Deferred income taxes are provided for timing differences between financial statement income and tax return income under the provisions of Accounting for Income Taxes, which requires deferred income taxes be computed on the liability method and deferred tax assets are recognized only when realization is certain. The primary temporary differences arise from accrued expenses and net operating loss carryforwards. The tax effect of such differences is included annually on the statements of operations and balance sheets as an adjustment to deferred income taxes.

Deferred income taxes were as follows at December 31, 2009 and 2008:

               2009                                     2008
--------------------------------------------------------------------------------
          Short Term  Long Term                    Short Term  Long Term
          ----------  ---------                    ----------  ---------

Assets
Federal  $203,600    $ -                           $22,100     $ -
         ========    ==========                    ========    ==========


Effective January 1, 2009, the Company adopted ASC guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At December 31, 2009, there were no uncertain tax positions that require accrual.

Stock Issuance Costs

During the year ended December 31, 2009, the Company incurred $4,233 of costs associated with the issuance of common stock. Additional paid-in capital from the issuance of common stock and proceeds from the issuance of common stock are shown net of these costs on the statements of stockholders' equity and cash flows, respectively.

Unused Net Operating Loss

The Company has available at December 31, 2009, unused net operating losses, which may provide future tax benefits in the amount of $4,935 expiring 2028 and $380,296 expiring 2029.

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through April 27, 2010, the date the financial statements were available to be issued.

NOTE 2 - RELATED PARTY TRANSACTIONS

Accrued Expenses

At December 31, 2009, the Company owed $65,081 of accrued expenses to officers of the Company. These expenses are related to unreimbursed general business expenditures.

Accrued Payroll

At December 31, 2009 and 2008, the Company owed $213,623 and $61,653, respectively, of accrued payroll to officers of the Company.

NOTE 3 - CAPITAL STOCK
At December 31, 2009, the capital stock authorized, issued and outstanding was as follows:

Type       Par     Shares        Shares           Amount
----      Value    Authorized    Issued and       ------
          -----    ----------    Outstanding
                                 -----------
Common    $0.0001  200,000,000   12,798,200       $1,280
Preferred $ -        5,000,000        -           $ -


At December 31, 2008, the capital stock authorized, issued and outstanding was as follows:


Type       Par     Shares        Shares           Amount
----      Value    Authorized    Issued and       ------
          -----    ----------    Outstanding
                                 -----------

Common    $0.0001  200,000,000   407,200          $41
Preferred $ -        5,000,000      -             $ -


NOTE 4 - CASH FLOWS

During the year ended, the Company issued $16,000 of common stock in exchange for services provided related to general business expenses.

                           GULFSTAR ENERGY GROUP, LLC
                          (A DEVELOPMENT STAGE COMPANY)

                          AUDITED FINANCIAL STATEMENTS

                     Years ended December 31, 2009 and 2008

GULFSTAR ENERGY GROUP, LLC
(A DEVELOPMENT STAGE COMPANY)



TABLE OF CONTENTS



                                                                    Page

Report of Independent Registered Public Accounting Firm               1

Financial Statements
     Balance Sheets                                                   2
     Statements of Operations and Members' Equity                     3
     Statements of Cash Flows                                         4
     Notes to Financial Statements                                    5

UHY LLP
CERTIFIED PUBLIC ACCOUNTANTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Members
Gulfstar Energy Group, LLC


We have audited the accompanying balance sheets of Gulfstar Energy Group, LLC as of December 31, 2009 and 2008, and the related statements of operations and members' equity and cash flows for the years then ended and for the period May 19, 2006 (date of inception) to December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gulfstar Energy Group, LLC as of December 31, 2009 and 2008, and the results of its operations and members' equity and its cash flows for the years ended December 31, 2009 and 2008, and for the period May 19, 2006 (date of inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.



/s/ UHY, LLP
Sterling Heights, Michigan
April 27, 2010




GULFSTAR ENERGY GROUP, LLC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS



                                                                               December 31,
                                                                   ---------------------------------------
                                                                         2009                 2008
                                                                   ------------------  -------------------
ASSETS

CURRENT ASSETS
Cash                                                               $         705,622      $       582,749
Note receivable                                                               10,000                    -
                                                                   ------------------  -------------------

Total current assets                                                         715,622              582,749

PROPERTY AND EQUIPMENT                                                     3,610,092              659,245

OFFICER NOTE RECEIVABLE                                                       82,325               82,325

INTANGIBLE ASSETS                                                            169,374               55,032
                                                                   ------------------  -------------------

                                                                           4,577,413            1,379,351
                                                                   ==================  ===================
LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable                                                             842,149               55,684
Litigation settlement payable                                                 70,000                    -
Deposits                                                                     503,224              239,536
Accrued expenses                                                              30,655               20,000
                                                                   ------------------  -------------------
Total current liabilities                                                  1,446,028              315,220

MEMBERS' EQUITY, including deficit accumulated
during the development stage of $3,045,901                                 3,131,385            1,064,131
                                                                   ------------------  -------------------
                                                                   $       4,577,413       $    1,379,351
                                                                   ==================  ===================




GULFSTAR ENERGY GROUP, LLC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY



                                                                                              For the period
                                                                                               May 19, 2006,
                                                       Years ended December 31,           (date of inception) to
                                                ---------------------------------------
                                                      2009                 2008              December 31, 2009
                                                ------------------  -------------------  --------------------------
Operating revenue                               $               -   $               -    $                          -

General and administrative
expenses                                                  596,198              488,662                   2,835,972
                                                ------------------  -------------------  --------------------------
                                                         (596,198)            (488,662)                 (2,835,972)
                                                ------------------  -------------------  --------------------------
Other income (expense)
Interest income                                               764                   11                       1,421
Investment income                                           9,784                3,344                      13,128
Drilling expense                                                -              (68,978)                    (68,978)
Litigation settlement                                    (170,000)                   -                    (170,000)
                                                ------------------  -------------------  --------------------------
Total other income (expense)                             (159,452)             (65,623)                   (224,429)
                                                ------------------  -------------------  --------------------------
Net loss                                                 (755,650)            (554,285)                 (3,060,401)

Members' equity, beginning                              1,064,131              433,916                           -

Contributions                                           2,914,540            1,184,500                   6,333,422

Member redemptions                                        (91,636)                   -                    (141,636)
                                                ------------------  -------------------  --------------------------
Members' equity, ending                         $       3,131,385        $   1,064,131        $          3,131,385
                                                ==================  ===================  ==========================



GULFSTAR ENERGY GROUP, LLC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS



                                                                                                       For the period
                                                                                                       May 19, 2006,
                                                               Years ended December 31,            (date of inception) to
                                                        ---------------------------------------
                                                               2009                2008              December 31, 2009
                                                        -------------------  ------------------  ---------------------------
OPERATING ACTIVITIES
Net loss                                                $         (755,650)      $    (554,285)     $            (3,060,401)
Adjustments to reconcile net loss to net
cash flows from operating activities:
Depreciation                                                        15,295               8,895                       28,773
Changes in:
Litigation settlement payable                                       70,000                   -                       70,000
Other receivables                                                        -               2,000                            -
Accounts payable and accrued
expenses                                                           797,120              22,107                      872,804
Deposits                                                           263,688             239,536                      503,224
                                                        -------------------  ------------------  ---------------------------
Net cash provided by (used in)
operating activities                                               390,453            (281,747)                  (1,585,600)
                                                        -------------------  ------------------  ---------------------------
INVESTING ACTIVITIES
Expenditures for property and equipment                            (49,774)            (38,604)                    (106,904)
Expenditures for construction in progress                       (2,916,368)           (503,893)                  (3,531,961)
Issuance of note receivable                                        (10,000)                  -                      (10,000)
Net activity under officer note receivable                               -             (32,325)                     (82,325)
Expenditures for intangible assets                                (114,342)            (12,544)                    (169,374)
                                                        -------------------  ------------------  ---------------------------
Net cash used in investing
activities                                                      (3,090,484)           (587,366)                  (3,900,564)
                                                        -------------------  ------------------  ---------------------------
FINANCING ACTIVITIES
Member redemptions                                                 (91,636)                  -                     (141,636)
Member contributions                                             2,914,540           1,184,500                    6,333,422
                                                        -------------------  ------------------  ---------------------------
Net cash provided by financing
activities                                                       2,822,904           1,184,500                    6,191,786
                                                        -------------------  ------------------  ---------------------------
NET CHANGE IN CASH                                                 122,873             315,387                      705,622

CASH, Beginning                                                    582,749             267,362                            -
                                                        -------------------  ------------------  ---------------------------
CASH, Ending                                            $          705,622       $     582,749      $               705,622
                                                        ===================  ==================  ===========================

GULFSTAR ENERGY GROUP, LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 and 2008




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of these financial statements.

Company Operations

Gulfstar Energy Company, LLC (the "Company") is in the process of constructing a pipeline and filtration system to gather natural gas from various gas wells located throughout Kentucky, and deliver that gas to a local customer.

Development Stage Company

The Company was formed on May 19, 2006, in Mississippi. As of December 31, 2009, principal operations have not yet commenced, and the Company has not generated operating revenues. Current operations are devoted to the raising of capital to construct and complete a gas pipeline supply system designed to gather natural gas from surrounding gas wells located in the state of Kentucky and deliver this gas to a single manufacturing customer. The Company is therefore considered a development stage company under generally accepted accounting principles. Accordingly, cumulative amounts from the Company's inception through December 31, 2009, are shown on the statements of operations and members' equity and cash flows.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the periods covered by these financial statements, may have bank balances in excess of its insured limits. Management has deemed this a normal business risk.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Construction in Progress

Construction in progress consists of costs incurred by the Company to construct its natural gas pipeline. Amounts are being capitalized as incurred and will begin depreciating once the pipeline is operational.

Property and Equipment

Management capitalizes additions to property and equipment. Expenditures for repairs and maintenance are charged to expense. Property and equipment are carried at cost. Adjustment of the asset and the related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statements of operations and members' equity.

Intangible Assets

Intangible assets consist of right of way deposits, which are contracts allowing the Company to install pipeline on private land. The rights exist indefinitely; accordingly, no amortization has been recorded. Management has evaluated these assets for impairment as of December 31, 2009 and 2008, and determined that no impairment existed.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the year ended December 31, 2009, was $1,722. There was no advertising expense for the year ended December 31, 2008.

Investment Income

The Company recognizes investment income from drilling partnerships upon the partnerships' receipt of payment from customers.

Significant Customer

The Company's pipeline in process is currently designed to deliver natural gas to one manufacturing customer located in Kentucky.

Depreciation

For financial reporting purposes, depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of assets at acquisition. For tax reporting purposes, depreciation of property and equipment is computed using the straight-line and accelerated methods over the estimated useful lives of assets at acquisition.

Income Taxes

The Company is a limited liability company and is not a tax paying entity for federal tax purposes. It's pro rata shares of income, losses, and tax credits are reported by its partners on their individual income tax returns. Therefore, no provision for federal income taxes is made in the accompanying financial statements.

Effective January 1, 2009, the Limited Liability Company adopted ASC guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At December 31, 2009, there were no uncertain tax positions that require accrual.

None of the or Limited Liability Company's federal or state income tax returns are currently under examination by the Internal Revenue Service ("IRS") or state authorities. However fiscal years 2006 and later remain subject to examination by the IRS and respective states.

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through April 27, 2010, the date the financial statements were available to be issued.

NOTE 2 - RELATED PARTY TRANSACTIONS

Note Receivable

At December 31, 2009 and 2008, the Company was owed $82,325 from an officer of the Company. The note is non-interest bearing, unsecured, and due no later than two years after the completion of the pipeline, which was still under construction as of December 31, 2009. The note is shown as long-term on the balance sheets, as management does not anticipate repayment within one year.

Deposits

At December 31, 2009 and 2008, the Company had deposits of $503,224 and $239,536, respectively, due to the drilling partnerships described in Note 5.

NOTE 3 - NOTE RECEIVABLE

At December 31, 2009, the Company was owed $10,000 from an unrelated third party. The note bears interest at 10%, is unsecured, and is due November 2010.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31:

                                       2009                2008
                                       ----                ----

Furniture and Fixtures          $    12,964           $   1,990
Vehicles                             93,940              55,140
Construction in progress          3,531,961             615,593
                                -----------           ---------
                                  3,638,961             672,723
Less: Accumulated Depreciation       28,773              13,478
                                -----------           ---------
                                $3,610,092            $ 659,245



Construction in progress represents the Company's natural gas pipeline supply system, which is not yet operational at December 31, 2009. Depreciation expense was $15,272 and $8,895 for the years ended December 31, 2009 and 2008, respectively.

NOTE 5 - DRILLING PARTNERSHIPS

As of December 31, 2009 and 2008, the Company holds net revenue interests in various drilling partnerships. The Company holds no ownership interest in these drilling partnerships. Under the agreements, the Company helps organize the formation of these wells, provides management services, and oversees well operation. In return for these services, the Company receives a revenue only interest in the partnerships, typically 12.5%. This income is shown as investment income on the statements of operations and members' equity.

As part of its services provided to the drilling partnerships, the Company collects the contributions of the drilling partnerships' investors. Using these funds, the Company pays for the expenses incurred by the partnerships. The Company records no expenses of the partnerships on its own statements of operations and members' equity. The excess of contributions collected over partnership expenses paid are shown as deposits on the balance sheets. As of December 31, 2009 and 2008, the Company had deposits due to the drilling partnerships in the amounts of $503,224 and $239,536, respectively.


NOTE 6 - OPERATING LEASES

The Company leased a building from an unrelated third party under a month-to-month lease agreement, with monthly payments of $300. Total rent expense under this lease was $790 and $3,600 for the years ended December 31, 2009 and 2008, respectively. This building is no longer being leased as of December 31, 2009.

During April 2009, the Company entered into a lease agreement with an unrelated third party for a second building. The lease agreement requires monthly payments of $750 and expires April 2012. Total rent expense under this lease was $6,750 for the year ended December 31, 2009.

The following is a schedule of minimum future rental payments under the operating leases described above:

    Year ending December 31,    Amount
    ------------------------    ------
            2010                $ 9,000
            2011                  9,000
            2012                  3,000
                                ------
                                $21,000

NOTE 7 - SUBSEQUENT EVENT

During March 2010, the Company settled certain environmental litigation which was in process as of December 31, 2009. As a result of the settlement, the Company is required to pay $70,000 during the year ended December 31, 2010 in addition to the $100,000 paid during the year ended December 31, 2009. Additionally, the Company is expected to receive $230,000 from a consultant contracted by the Company for services provided which lead to the environmental litigation. In accordance with ASC 450 Contingencies, the liability has been recorded on the balance sheets, while the gain and related receivable has not. The income from the settlement will be recognized in the year received.




                     GULFSTAR ENERGY, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2010
                                   (Unaudited)

                                                                          Historical
                                                        --------------------------------------------------
ASSETS                                          Gulfstar            Talon           Gulfstar        Pro forma          Pro forma
                                                Energy              Energy          Energy          adjustments         consolidated
                                                Corporation         Corporation     Group, LLC

                                              --------------     -------------    --------------    -------------    ---------------

Cash and cash equivalents                            $  470          $144,784          $616,386             $  -          $ 761,640
Note receivable                                           -                 -            10,000                -             10,000
Deferred tax benefit                                      -           203,600                 -                -            203,600
                                              --------------     -------------    --------------    -------------    ---------------
   Total current assets                                 470           348,384           626,386                -            975,240
                                              --------------     -------------    --------------    -------------    ---------------
Net property and equipment                            1,122                 -         4,064,493                -          4,065,615
                                              --------------     -------------    --------------    -------------    ---------------
Note receivable, related party                            -                 -            82,325                -             82,325
Intangible assets                                         -                 -           169,374                -            169,374
Goodwill                                                  -                 -                 -  a       368,369            368,369
                                              --------------     -------------    --------------    -------------    ---------------
  Total other assets                                      -                 -           251,699          368,369            620,068
                                              --------------     -------------    --------------    -------------    ---------------
   Total assets                                      $1,592  $        348,384  $      4,942,578  $       368,369  $       5,660,923
                                              ==============     =============    ==============    =============    ===============
LIABILITIES AND STOCKHOLDERS'
  (DEFICIT) EQUITY

Accounts payable                                     $6,162  $              -  $        727,035  $             -  $         733,197
Litigation settlement payment                             -                 -            70,000                -             70,000
Deposits                                                  -                 -           441,465                -            441,465
Accrued expenses and liabilities                          -           320,058                 -                -            320,058
                                              --------------     -------------    --------------    -------------    ---------------
   Total current liabilities                          6,162           320,058         1,238,500                -          1,564,720
                                              --------------     -------------    --------------    -------------    ---------------
Non-controlling interest                                  -                 -                 -  b     1,544,601          1,544,601

Common stock                                          4,255             1,298                 -  c        10,148             15,701
Additional paid in capital                          476,818           546,394                 -  c     4,524,688          5,547,900
Equity membership                                         -                           6,716,077  c    (6,716,077)                 0
Accumulated deficit                                (485,643)         (519,366)       (3,011,999) c     1,005,009         (3,011,999)
                                              --------------     -------------    --------------    -------------    ---------------
     Total stockholders' (deficit) equity            (4,570)           28,326         3,704,078          368,369          4,096,203
                                              --------------     -------------    --------------    -------------    ---------------
   Total liabilities and stockholders'
    (deficit) equi$y                           $      1,592  $        348,384  $      4,942,578  $       368,369  $       5,660,923
                                              ==============     =============    ==============    =============    ===============




                     GULFSTAR ENERGY, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2010
                                   (Unaudited)

                                                                     Historical
                                                   ---------------------------------------------------
                                                   Gulfstar Energy   Talon Energy      Gulfstar Energy   Pro forma      Pro forma
                                                   Corporation       Corporation       Group, LLC        adjustments    consolidated
                                                   ---------------   ---------------   ---------------   -------------  ------------

Revenues                                           $      -           $     -          $  4,169          $      -           $ 4,169
Cost of sales                                             -                 -                 -                 -                 -
                                                   ---------------   ---------------   ---------------   ---------------    --------
Gross profit                                              -                 -             4,169                 -             4,169
                                                   ---------------   ---------------   ---------------   ---------------    --------
Operating expenses:
    General and Administrative expense               17,685           101,529           201,632      d  (119,214)          201,632
                                                   ---------------   ---------------   ---------------   ---------------    --------
           Total operating expenses                  17,685           101,529           201,632          (119,214)          201,632
                                                   ---------------   ---------------   ---------------   ---------------    --------
Loss from operations                                (17,685)         (101,529)         (197,463)         (119,214)         (197,463)
                                                   ---------------   ---------------   ---------------   ---------------    --------
Other income (expense):
     Other income                                         -                37           231,365      d        (37)          231,365
     Other expense                                        -                 -                 -                 -                 -
                                                   ---------------   ---------------   ---------------   ---------------    --------
         Total other income (expense)                     -                37           231,365               (37)          231,365
                                                   ---------------   ---------------   ---------------   ---------------    --------
Income (loss) before income taxes                   (17,685)         (101,492)           33,902          (119,251)           33,902
Income taxes                                              -                 -                 -                 -                 -
                                                   ---------------   ---------------   ---------------   ---------------    --------
Net income (loss)                                   (17,685)         (101,492)           33,902          (119,251)           33,902
Less: income attributable to
  non-controlling interest                                -                 -                 -      b    (14,137)          (14,137)
                                                   ---------------   ---------------   ---------------   ---------------    --------
Net income (loss) attributable to
     Common Stockholders                        $   (17,685)      $  (101,492)        $  33,902         $ 133,388           $19,765
                                                   ===============   ===============   ===============   ===============    ========
Basic and diluted net income per common share                                        $             *                        $     *
                                                                                       ===============                      ========
Weighted average number of common
  shares outstanding                                                                 11,421,348      d    238,311        11,659,659
                                                                                       ===============                      ========
* Less than $.01 per common share



UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION UNDER RULE 8-03(b)(4) OF REGULATION S-X AS TO A BUSINESS COMBINATION -

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the acquisition as if it had been consummated on March 31, 2010.

The  accompanying  Unaudited  Pro  Forma  Condensed  Consolidated  Statement  of
Operations for the three months ended March 31, 2010 gives effect to the acquisition as if it had been consummated for the current interim period as though the transaction occurred at the beginning of the period.

The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements Talon and Gulfstar LLC as well as the Registrant. The Unaudited Pro Forma Consolidated Financial Statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The Pro Forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Registrant believes are reasonable.

On May 5, 2010, the Company entered into a Share Exchange Agreement with Talon Energy Corporation ("Talon"). Talon is a Florida company engaged in management activities in the oil and gas industry. On June 24, 2010, the Share Exchange Agreement with Talon was replaced by a similar Revised and Amended Share Acquisition Agreement between Talon and the Company and in conjunction with a June 24, 2010 Share Exchange Agreement between the Company and Gulfstar Energy Group, LLC ("Gulfstar LLC"), a privately held Mississippi Limited Liability Company, for 58.3% of the outstanding equity interests of Gulfstar LLC, and an Acquisition Agreement between the Company and Gulfstar LLC to acquire the remaining 41.7% of the outstanding equity interests of Gulfstar LLC. The Revised and Amended Share Acquisition Agreement and Share Exchange Agreement were both effective as of June 30, 2010.

The Revised and Amended Share Acquisition Agreement with Talon provided for the Company to issue 3,509,530 restricted shares of its common stock to the shareholders of Talon in exchange for the issued and outstanding shares of Talon. After the exchange of such shares the Company owned 100% of the issued and outstanding shares of Talon.

The Share Exchange Agreement between the Company and Gulfstar LLC provided for Jason Sharp and Timothy Sharp, officers and members of Gulfstar LLC, to exchange their 58.3% of Gulfstar LLC outstanding equity interests for 11,659,659 restricted shares of common stock of the Company.

The June 24, 2010 Acquisition Agreement between the Company and Gulfstar LLC provides for the acquisition of the remaining outstanding equity interests of Gulfstar LLC, but requires the effectiveness of a Registration Statement filed with the Securities and Exchange Commission to register the remaining shares of common stock offered by the Company to the individual equity interest holders of Gulfstar LLC. Therefore, as of December 31, 2010, the remaining 41.6% equity interests of Gulfstar LLC have not been acquired by the Company.

GOODWILL:

(a) This entry is recorded to report the amount of goodwill as a result of the acquisition of Talon by the Company which is represented by the combination of: (1) the fair value of consideration paid by the Company to 100% of Talon outstanding shareholders of the Company's 3,509,350 shares of its restricted common stock at $.03 per share or $105,286 and
         (2) the accrued liabilities in excess of cash of Talon in the amount of $263,083.

NON CONTROLLING INTEREST:

(b) This entry is recorded to represent the 41.7% of Gulfstar LLC not owned by the Company as of March 31, 2010 in the amount of $1,544,601 and the net loss attributable to the non-controlling interest for the interim period.

EQUITY:

(c) These entries are recorded to reflect the recapitalization of the Company as well as the reporting of goodwill along with the elimination of accumulated deficit of Gulfstar Energy Corporation.

STATEMENT OF OPERATIONS:

(d) Since the Gulfstar LLC exchange was accounted for as a reverse recapitalization in which Gulfstar LLC was determined to be the acquirer for accounting purposes, then only the accounts of Gulfstar
         LLC are included in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the interim period. The weighted average number of common shares outstanding is adjusted to reflect for the three months ended March 31, 2010 the effect as if the acquisition had been consummated for the current interim period as though the transaction occurred at the beginning of the period.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          GULFSTAR ENERGY, CORPORATION


                              By: /s/Robert McCann
                              --------------------
                                     Robert McCann, Chief Executive Officer

 Date: May 11, 2011